Gain on legal settlement	12 Months Ended
Dec. 31, 2017
Disclosure of gain on legal settlement [Abstract]
Disclosure of mineral interests [text Block]
9.	Gain on legal settlement

Upon the completion of the SPA on July 31, 2015 (note 1), the Company continued to be entitled to its interest in an outstanding receivable of RMB 5,000,000 ($1,074,134) through a trust agreement with Minco China, a current subsidiary of Minco Silver that was a result of prior-year legal settlement.

The Company engaged a Chinese law firm to recover the remaining RMB 5 million unpaid balance on a contingent fee basis whereby the Company would pay the Chinese law firm 50% of the net amount recovered, which occurred on July 27, 2016 (note 13). As a result, the Company recognized a gain of $530,789 in 2016.